UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2025

JONES SODA CO.

(Exact Name of Registrant as Specified in Its Charter)

Washington	000-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 Western Avenue, Suite 24150, Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 18, 2025, Jones Soda Co. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) for the purpose of holding a shareholder vote on Proposals 1, 2 and 3 set forth below. A total of 63,084,985 shares of the Company’s common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders (i) re-elected each of Paul Norman, Ronald Dissinger, Clive Sirkin, Gregg Reichman and Mark Murray as members of the Company’s board of directors to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; (ii) approved, on an advisory basis, the Company’s 2024 named executive officer compensation; and (iii) ratified the appointment of Berkowitz Pollack Brant Advisors + CPAs (“Berkowitz”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 4, 2025, are as follows:

Proposal 1. At the Annual Meeting, the terms of all current members of the Company’s board of directors expired. All of the five nominees for director were elected to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five directors were as follows:

Directors	For	Withheld	Broker Non-Votes
Paul Norman	25,649,355	10,289,760	27,145,870
Ronald Dissinger	27,326,477	8,612,638	27,145,870
Clive Sirkin	25,602,461	10,336,654	27,145,870
Gregg Reichman	25,587,367	10,351,748	27,145,870
Mark Murray	24,549,859	11,389,256	27,145,870

Proposal 2. At the Annual Meeting, the shareholders approved, on an advisory basis, the Company’s 2024 named executive officer compensation (the “Named Executive Officer Compensation”). The result of the votes to approve, on an advisory basis, the Named Executive Officer Compensation was as follows:

For	Against	Abstain	Broker Non-Votes
24,961,889	10,103,144	874,082	27,145,870

Proposal 3. At the Annual Meeting, the shareholders approved the ratification of the appointment of Berkowitz as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The result of the votes to approve Berkowitz was as follows:

For	Against	Abstain	Broker Non-Votes
43,962,452	16,936,123	2,186,410	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2025	JONES SODA CO.

/s/ Scott Harvey
Scott Harvey
Chief Executive Officer

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